EATON VANCE DIVERSIFIED INCOME FUND
                            SUPPLEMENT TO PROSPECTUS
                             DATED DECEMBER 6, 2004



1. THE FOLLOWING REPLACES THE "FLOATING RATE PORTFOLIO" SECTION UNDER "INVESTING IN OTHER INVESTMENT COMPANIES":

FLOATING RATE PORTFOLIO. Floating Rate Portfolio's investment objective is to provide a high level of current income. The Portfolio normally invests primarily in interests in Senior Loans. The Portfolio may invest in Senior Loans of domestic or foreign borrowers. Foreign Senior Loans must be U.S. dollar denominated or denominated in euros, British pounds, Swiss francs, or Canadian dollars (each such foreign currency, an "Authorized Foreign Currency"). With respect to any investments in foreign Senior Loans denominated in an Authorized Foreign currency, the Portfolio's investment adviser intends to hedge against foreign currency fluctuations for such Senior Loans principally through the use of currency exchange contracts as well as other appropriate permitted hedging strategies. The Portfolio normally invests at least 80% of its total assets in income producing floating rate loans and other floating rate debt securities. This 80% policy cannot be changed without 60 days' prior notice to shareholders. Other floating rate debt securities may include notes, bonds and asset-backed securities (such as special purpose trusts investing in bank loans), investment grade fixed income debt obligations and money market instruments, such as commercial paper. A high percentage of the Senior Loans in the Portfolio have been assigned ratings below investment grade by independent rating agencies (or if unrated, are likely to be the equivalent of below investment grade quality). As of October 31, 2004, approximately 97% of the Portfolio's investments in Senior Loans were rated below investment grade. The Portfolio may purchase derivative instruments, such as futures contracts and options thereon, interest rate and credit default swaps and credit linked notes. The Portfolio may use interest rate swaps for risk management purposes, typically to shorten the average interest rate reset time of the Portfolio's holdings. The Portfolio may invest up to 25% of its total assets in foreign securities and foreign Senior Loans.


2. THE FOLLOWING REPLACES THE "FOREIGN SECURITIES" PARAGRAPH UNDER "DESCRIPTION OF INVESTMENTS":

FOREIGN SECURITIES. Boston Income Portfolio may invest up to 25% of its total assets in foreign securities. Floating Rate Portfolio may invest up to 25% of its total assets in foreign securities and foreign Senior Loans. The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in this country or abroad), relations between nations and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. Foreign investments also could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations.




March 2, 2005